SUPPLEMENT DATED MAY 1, 2007

TO PROSPECTUS DATED MAY 1, 1994

WRL FREEDOM SP PLUS ®

Issued through

WRL Series Life Account

By

Western Reserve Life Assurance Co. of Ohio

Change in Principal Underwriter

Effective May 1, 2007, our affiliate, Transamerica Capital, Inc. (“TCI”) replaced our affiliate, AFSG Securities Corporation as principal underwriter for the Policies.

The following information supplements information provided on page 7, fifth paragraph of the Prospectus under the heading “11. What Charges are Assessed in Connection with the Policy?”

On May 1, 2007, two portfolios of the AEGON/Transamerica Series Trust changed their names and sub-advisers. These portfolios did not change investment objectives or advisory fees. The AEGON Bond is now JPMorgan Core Bond and sub-advised by JPMorgan Investment Advisors Inc.; and Federated Growth & Income was renamed Federated Market Opportunity and still sub-advised by Federated Equity Management Company of Pennsylvania. All references in your prospectus to the WRL AEGON Bond subaccount should be read as WRL JPMorgan Core Bond subaccount. All references in your prospectus to the WRL Federated Growth & Income subaccount should be read as WRL Federated Market Opportunity subaccount.

The following information is added to page 9, under the section entitled “Death Benefit, Cash Value and Net Surrender Value Illustrations” in the Prospectus:

The information contained in both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon. In addition, current hypothetical illustrations for the new portfolios are not included in Appendix A.

The following information replaces the paragraph on page 33 of the Prospectus under the heading “Charges against the Series Account – Investment Advisory Fee.”

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses for more information.

The following table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2006. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectuses for each portfolio.

Range of Expenses for the Portfolios 1, 2

	Minimum	Maximum
Total Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fee, and other expenses)	0.10%	1.67%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fee, and other expenses, after contractual waiver of fees and expenses)[3]	0.10%	1.63%

________________

1

The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown.

2

The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios and certain portfolios of the Transamerica IDEX Mutual Funds (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the Series Fund on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by a Series Fund asset allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Series Fund for a presentation of the applicable Acquired Fund fees and expenses.

3

The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements of 3 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2008.

The following replaces the entire section under the heading “Experts” on page 51 of the Prospectus:

Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 2006 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

For additional information, you may contact us at our administrative office at 1-800-851-9777, extension 6539, from 8:30a.m. – 7:00p.m., Eastern time or visit our website at: www.westernreserve.com. More information about TCI, the principal underwriter for the Policies, is available at http:/www.nasdr.com or by calling 1-800-289-9999.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 1994 PRODUCT PROSPECTUS

2